SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 21, 2007

Boulder Specialty Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51506	20-2949397
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

6106 Sunrise Ranch Drive, Longmont, Colorado 80503

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (303) 682-1982

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Boulder Specialty Brands, Inc.

Form 8-K

Item 8.01.	Other Events

On May 21, 2007, Boulder Specialty Brands, Inc. (the “Company”) issued a press release with respect to the completion of its previously announced acquisition of GFA Holdings, Inc. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated May 21, 2007 issued by Boulder Specialty Brands, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 21, 2007

BOULDER SPECIALTY BRANDS, INC.

By:	/s/ Stephen B. Hughes
Stephen B. Hughes Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated May 21, 2007 issued by Boulder Specialty Brands, Inc.